SUPPLEMENT DATED FEBRUARY 4, 2005

TO MAY 1, 2004, PROSPECTUS

for

Variable Life Plus

Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) in New York

and MML Bay State Life Insurance Company (“Bay State”) in all other jurisdictions

Product is no longer available for sale

Not available in Puerto Rico

This Supplement replaces a January 31, 2005 supplement.

Effective February 4, 2005, the “Premium Payments and Flexibility” section (page 7) of the above-referenced prospectus now reads:

“Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured in living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.

Premium payments for VLP policies issued in all jurisdictions except New York, should be sent to the following lockbox address:	Premium payments for VLP policies issued in New York, should be sent to the following lockbox address:

Regular Mail: MML Bay State VL Plus PO Box 75302 Chicago, IL 60675-5302	Regular Mail: MassMutual VL Plus PO Box 75233 Chicago, IL 60675-5233

Overnight Mail: MML Bay State VL Plus 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 75302 Chicago, IL 60654	Overnight Mail: MassMutual VL Plus 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 75233 Chicago, IL 60654

“If your premium payment is not received at the correct lockbox, listed above, we will re-route it and it will not be considered in good order until it is received at the proper lockbox or our Administrative Office.

“You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

“You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. If you have elected to pay premiums by pre-authorized check and we are unable to obtain the premium payment from your account, we will automatically switch you to a quarterly bill.

“If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will refund that portion of your premium payment that causes the policy to become a MEC. No interest or investment performance will be earned on the portion of the payment that is refunded to you.

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“When we mail you the refund, we will give you the option to accept your policy as a MEC. If, you want to accept the policy as a MEC you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

“It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

“For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under Modified Endowment Contracts in the Federal Income Tax Considerations section of this prospectus.

“If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.”

There are no other changes being made at this time.

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